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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 7, 2007
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



       Delaware                       1-7023                   04-1933106
(State of incorporation)     (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)

941 Grinnell Street, Fall River, Massachusetts                  02721
(Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code     (508) 678-1951



         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing

On August 7, 2007, Quaker Fabric Corporation ("Quaker" or the "Company") notified NASDAQ of the Company's desire to voluntarily terminate the listing of its common stock on The NASDAQ Global Market ("NASDAQ"). The Company also requested that NASDAQ suspend trading prior to the opening of the market on Friday, August 17, 2007. And, finally, in accordance with NASDAQ Marketplace Rule 4380(b)(1) and Rule 12d2-2(c) of the Securities Exchange Act of 1934, as amended, Quaker notified NASDAQ that the Company intended to file a Form 25 on Thursday, August 16, 2007 with respect to such delisting.


Item 8.01  Other Events.

Quaker does not intend to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, or future quarterly or annual reports, as a result of it ceasing operations and terminating substantially all employees.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             QUAKER FABRIC CORPORATION
                                                 (Registrant)



Date: August 13 2007                      /s/  Paul J. Kelly
                                     -------------------------------------------
                                          Paul J. Kelly
                                          Vice President - Finance and Treasurer



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